Exhibit 10.4

FORM OF WARRANT AGREEMENT

WARRANT AGREEMENT (this “Agreement”), dated as of [______], 2021, between Frank’s International N.V., a public company organized under the laws of the Netherlands (the “Company”), and Cortland Capital Market Services LLC, a Delaware limited liability company (the “Warrant Agent”).

W I T N E S S E T H

WHEREAS, Expro Group Holdings International Limited, a company limited by shares organized under the laws of the Cayman Islands (“Expro”) issued Class A warrants (“Expro Class A Warrants”) entitling the holder or holders thereof to purchase shares of common stock, par value $0.01 per share (“Expro Common Stock”), of Expro upon the terms and subject to the conditions set forth in the form of Warrant Certificate attached as Exhibit A to that certain Warrant Agreement, dated as of February 5, 2018, between Expro and the Warrant Agent (the “Expro Warrant Agreement”);

WHEREAS, Expro issued Class B warrants (“Expro Class B Warrants” and together with the Expro Class A Warrants, the “Expro Warrants”) entitling the holder or holders thereof to purchase shares of Expro Common Stock upon the terms and subject to the conditions set forth in the form of Warrant Certificate attached as Exhibit B to the Expro Warrant Agreement;

WHEREAS, Expro has entered into an Agreement and Plan of Merger by and among it, the Company and New Eagle Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands, dated as of March 10, 2021 (the “Merger Agreement”);

WHEREAS, pursuant to Section 2(b) of the Expro Warrant Agreement and Section 2.3 of the Merger Agreement, the Company is obligated to execute a replacement warrant agreement and issue a replacement warrant to each holder of the Expro Warrants that complies with the terms and conditions of the Expro Warrants and the Expro Warrant Agreement, on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Company is entering into this Warrant Agreement in order to comply with such obligations under the Expro Warrant Agreement and the Merger Agreement and provide for the issuance (i) to each holder of an Expro Class A Warrant of a Class A Warrant (each, a “Class A Warrant” and collectively, the “Class A Warrants”) entitling the holder thereof to purchase shares of common stock, par value €0.01 per share (the “Common Stock”) of the Company upon the terms and subject to the conditions set forth in the form of warrant certificate attached hereto as Exhibit A (the “Class A Warrant Certificate”) and (ii) to each holder of an Expro Class B Warrant of a Class B Warrant (each, a “Class B Warrant,” collectively, the “Class B Warrants” and, together with the Class A Warrants, the “Warrants”) entitling the holder thereof to purchase shares of Common Stock of the Company upon the terms and subject to the conditions set forth in the form of warrant certificate attached hereto as Exhibit B (the “Class B Warrant Certificate”); and

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, transfer, exchange and exercise of the Warrants.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the applicable Warrant Certificate.

Section 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Warrant Agents as it may, in its sole discretion, deem necessary or desirable.

Section 3. Warrant Statements; Warrant Certificates. The Warrants shall be issued by book-entry registration on the books of the Warrant Agent and the issuance thereof shall be confirmed by statements delivered by the Warrant Agent from time to time, including within five (5) days of the initial issuance thereof, to the Holders reflecting such book-entry position; provided, however, that, at the request of any Holder, the Warrants held by such Holder shall be evidenced by Warrant Certificates which shall be in the form of Exhibit A and Exhibit B attached hereto, as applicable, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

Section 4. Signature; Registration. The Warrant Certificates shall be executed on behalf of the Company by its chief executive officer, chief financial officer, treasurer or assistant treasurer or secretary or assistant secretary, either manually or by facsimile signature. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

The Warrant Agent will keep or cause to be kept, at its offices or at the office of one of its agents, books for registration and transfer of the Warrant Certificates issued hereunder, or dematerialized evidence of beneficial ownership of such Warrants for any Warrants issued by book-entry registration on the books of the Warrant Agent. Such books shall show the names and addresses of the respective Holders of the Warrants and the number of Warrants beneficially owned by each respective Holder.

Section 8 of the applicable Warrant Certificate is incorporated herein by reference.

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Section 5. Exercise of Warrants. The Warrants shall be exercisable on the terms and according to the procedures as set forth in the applicable Warrant Certificate. Such terms and procedures set forth therein are incorporated herein by reference. In the event of a Holder electing to exercise a Warrant by Cashless Exercise, the Company shall calculate and promptly transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this Section 5 to calculate, the number of shares of Common Stock to be issued. Such notification shall be made as promptly as practicable following (but in no event later than five (5) Business Days following) receipt by the Company of such Holder’s Warrant Exercise Documentation.

Section 6. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in cancelled form, or, if surrendered to the Warrant Agent, shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of the Warrant Certificate. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to the requirements of applicable law regarding the retention of cancelled securities, and in particular but not by way of limitation, Rule 17Ad-6 and 17Ad-7 of the Securities Exchange Act of 1934, as amended, the Warrant Agent shall deliver all cancelled Warrant Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Warrant Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 7. Certain Representations; Reservation and Availability of Common Stock.

(a) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Warrant Agent, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and the Warrants have been duly authorized, and once executed and issued by the Company, shall constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits hereof; in each case, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Warrant Agent will create one or more special accounts for the issuance of shares of Common Stock to be issued upon the exercise of Warrants.

Section 8. Adjustments. The Exercise Price and the Number Issuable of each applicable Warrant are subject to adjustment from time to time as provided in Section 2 of the applicable Warrant Certificate. Such terms and procedures set forth therein are incorporated herein by reference.

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Section 9. Certification of Number of Common Stock. Whenever the Number Issuable and/or Exercise Price of a Warrant is adjusted as provided in Section 2 of the applicable Warrant Certificate, the Company shall promptly deliver to the Warrant Agent and the transfer agent for the Common Stock a copy of the notice and certificate that the Company is required to deliver to the registered holder of such Warrants pursuant to such Warrant Certificate. The Warrant Agent shall be under no responsibility to determine the correctness of any provisions contained in such notice or certificate relating either to the kind or amount of securities or other property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such notice or certificate. The provisions of this Section 9 shall similarly apply to successive Transactions.

Section 10. Concerning the Warrant Agent. The Warrant Agent shall be entitled to receive from time to time, on demand of the Warrant Agent, its reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.

The Company also covenants and agrees to indemnify and to hold the Warrant Agent harmless against any costs, expenses (including reasonable fees of its legal counsel), losses or damages, which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any claims or liability resulting from its actions as Warrant Agent pursuant hereto; provided, that such covenant and agreement does not extend to, and the Warrant Agent shall not be indemnified with respect to, such costs, expenses, losses and damages incurred or suffered by the Warrant Agent as a result of, or arising out of, the Warrant Agent’s refusal or failure to comply with the terms of this Agreement, or which result from or arise out of the Warrant Agent’s gross negligence, bad faith, or willful misconduct.

Promptly after the receipt by the Warrant Agent of notice of any demand or claim or the commencement of any action, suit, proceeding or investigation, the Warrant Agent shall, if a claim in respect thereof is to be made against the Company, promptly notify the Company thereof in writing. The Company shall be entitled to participate as its own expense in the defense of any such claim or proceeding, and, if it so elects at any time after receipt of such notice, it may assume the defense of any suit brought to enforce any such claim or of any other legal action or proceeding. The Warrant Agent shall be responsible for and shall indemnify and hold the Company harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the Warrant Agent’s refusal or failure to comply with the terms of this Agreement, or which arise out of Warrant Agent’s gross negligence, bad faith or willful misconduct or which arise out of the breach of any representation or warranty of the Warrant Agent hereunder, for which the Warrant Agent is not entitled to indemnification under this Agreement; provided, however, that the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid under this Agreement by the Company to the Warrant Agent as fees and charges.

Promptly after the receipt by the Company of notice of any demand or claim or the commencement of any action, suit, proceeding or investigation, the Company shall, if a claim in respect thereof is to be made against the Warrant Agent, notify the Warrant Agent thereof in writing. The Warrant Agent shall be entitled to participate at its own expense in the defense of any such claim or proceeding, and, if it so elects at any time after receipt of such notice, it may assume the defense of any suit brought to enforce any such claim or of any other legal action or proceeding.

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No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify the indemnified party for any amount paid or payable by the indemnified party in the settlement or compromise of, or entry into any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

For the purposes of this Section 10, the term “expense or loss” means any amount paid or payable to satisfy any claim, demand, action, suit or proceeding settled with the express written consent of the Warrant Agent or the Company, as applicable, and all reasonable costs and expenses, including, but not limited to, reasonable and documented out-of-pocket counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit, proceeding or investigation.

Section 11. Purchase or Consolidation or Change of Name of Warrant Agent. Any entity into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any entity succeeding to the trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 13.

Section 12. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company shall be bound:

(a) The Warrant Agent may consult with legal counsel (who, with the permission of the Company, may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the chief executive officer, chief financial officer, treasurer or assistant treasurer or secretary or assistant secretary or any vice president of the Company and delivered to the Warrant Agent; and such certificate shall be full authentication and authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

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(c) The Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct or its refusal or failure to comply with the terms of this Agreement, pursuant to Section 10 above.

(d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate; nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Exercise Price and/or the Number Issuable of any Warrant required under the provisions of Section 2 of the applicable Warrant Certificate or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any adjustment of the Exercise Price and/or the Number Issuable); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued and fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

(g) The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the chief executive officer, chief financial officer, general counsel, treasurer or assistant treasurer or secretary or assistant secretary or any vice president of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable and shall be fully indemnified and held harmless for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer, provided Warrant Agent carries out such instructions without gross negligence, bad faith or willful misconduct.

(h) Under the terms of this Agreement, the Warrant Agent and any equity holder, director, officer or employee of the Warrant Agent may become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

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(i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

Section 13. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrants by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days’ notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrants by first-class mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Warrant, then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be an entity organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Warrants. However, failure to give any notice provided for in this Section 13, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

Section 14. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by the board of directors of the Company to reflect any adjustment or change in the Exercise Price and the number or kind or class of equity interests or other securities or property purchasable under the several Warrant Certificates to the extent any such adjustment or change is made in accordance with the terms of the Warrant Certificates.

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Section 15. Holders of Warrants Not Deemed an Equityholder. Except as otherwise expressly provided in the Warrant Certificate, this Agreement or as required by applicable law, no holder, as such, of any Warrant shall be entitled to vote, receive dividends or distributions on, or be deemed for any purpose the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of such Warrants, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant, as such, any of the rights of an equityholder of the Company or any right to vote for the election of directors or upon any matter submitted to equityholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting equityholders, or to receive dividends or distributions or subscription rights, or otherwise, until such Warrants shall have been exercised in accordance with the provisions thereof.

Section 16. Notices. Notices or demands authorized by this Agreement to be given or made (i) by the Warrant Agent or by the holder of any Warrant to or on the Company, (ii) subject to the provisions of Section 13, by the Company or by the holder of any Warrant to or on the Warrant Agent or (iii) by the Company or the Warrant Agent to the holder of any Warrant, shall be deemed given and received (a) when delivered by hand, if personally delivered;

(a) one Business Day following the date delivered to a courier with overnight delivery requested, if delivered by a recognized commercial overnight courier service guaranteeing next Business Day delivery; and (c) three Business Days after being deposited in the mail, postage prepaid, if mailed, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

Frank’s International N.V.

10260 Westheimer Road Suite 700

Houston, Texas 77042

Attention: Chief Financial Officer

                 General Counsel

If to the Warrant Agent, to:

Cortland Capital Market Services LLC

225 W. Washington St., 9th Floor

Chicago, Illinois 60606

Attention: Legal Department

Facsimile: 312-376-0751

via Email to: legal@cortlandglobal.com

(b) If to the holder of any Warrant, to the address of such holder as shown on the registry books of the Company. Any notice required to be delivered by the Company to the registered holder of any Warrant may be given by the Warrant Agent on behalf of the Company.

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Section 17. Supplements and Amendments.

(a) The Company and the Warrant Agent may from time to time agree to supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions or amendments with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrants or be inconsistent with the terms of the Warrants (it being understood that any amendment or supplement to this Agreement that increases the Exercise Price or decreases the Number Issuable of any Warrants shall be deemed to adversely affect the interests of the holders of Warrants).

(b) In addition to the foregoing, with the consent of holders of not less than 50% of the issued and outstanding Class A Warrants, the Company and the Warrant Agent may modify this Agreement with respect only to holders of Class A Warrants for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement with respect only to holders of Class A Warrants or modifying in any manner the rights of the holders of the Class A Warrants; provided, that any Class A Warrants held by the Company, any subsidiaries of the Company, or any affiliates of any of the foregoing shall be disregarded from the determination as to whether the requisite holders of Class A Warrants have consented to any such modification.

(c) In addition to the foregoing, with the consent of holders of not less than 50% of the issued and outstanding Class B Warrants, the Company and the Warrant Agent may modify this Agreement with respect only to holders of Class B Warrants for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement with respect only to holders of Class B Warrants or modifying in any manner the rights of the holders of the Class B Warrants; provided, that any Class B Warrants held by the Company, any subsidiaries of the Company, or any affiliates of any of the foregoing shall be disregarded from the determination as to whether the requisite holders of Class B Warrants have consented to any such modification.

Section 18. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 19. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company, the Warrant Agent and the holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the holders of Warrants.

Section 20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof.

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Section 21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 22. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 23. Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FRANK’S INTERNATIONAL N.V.

By:

Name:
Title:

[Signature Page to Warrant Agreement]

CORTLAND CAPITAL MARKET SERVICES LLC

By:

Name:
Title:

[Signature Page to Warrant Agreement]

EXHIBIT A

FORM OF CLASS A WARRANT CERTIFICATE

[See attached]

A-1

WARRANT NO.__________

CLASS A WARRANT

TO PURCHASE SHARES OF COMMON STOCK, PAR VALUE €[0.01]1 PER SHARE,

OF

FRANK’S INTERNATIONAL N.V.

This warrant certificate (the “Warrant Certificate”) certifies that [warrant holder], a [__________ entity], or its registered assigns (the “Holder”), is the owner of [______________] Warrants (the “Warrants”), each of which entitles the Holder to purchase from FRANK’S INTERNATIONAL N.V., a public company organized under the laws of the Netherlands (the “Company”), one fully paid, duly authorized and non-assessable share of Common Stock, par value €[0.01] per share, of the Company (the “Common Stock”), at any time or from time to time on or before 5:00 p.m., New York City time, on February 5, 2023, at an exercise price of $[____]2 per share (subject to adjustment in Section 2, the “Exercise Price”), all on the terms and subject to the conditions hereinafter set forth.

The number of shares of Common Stock issuable upon exercise of each such Warrant (the “Number Issuable”), which is initially one (1) share of Common Stock, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.

Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 11 hereof.

Section 1. Exercise of Warrant. Subject to the last paragraph of this Section 1 hereof, the Warrants evidenced hereby may be exercised, in whole or in part, by the Holder at any time or from time to time on or before 5:00 p.m., New York City time, on February 5, 2023 (the “Exercise Period”), upon delivery to the Company at the registered office of the Company, of: (a) only if an original counterpart of this Warrant Certificate is actually physically delivered to the Holder, this Warrant Certificate or an affidavit of loss (accompanied by any indemnity, medallion guarantee or other undertaking or assurance reasonably requested from the Holder by the Company, its transfer agent or the Warrant Agent) if the Holder does not have possession of this Warrant Certificate at the time of exercise, (b) a written Notice stating that such holder elects to exercise all or a specified number of Warrants evidenced hereby in accordance with the provisions of this Section 1 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued (if certificated) and (c) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants. Such Exercise Price shall be payable (i) by wire transfer or a certified or official bank check payable to the order of the Company or (ii) by electing (without the payment of the Exercise Price in cash) that the Company deduct from the number of shares of Common Stock otherwise to be delivered

[1]	Par value per share to be revised based on reverse stock split and Articles Amendment to be adopted in connection with the Merger.
[2]	Exercise Price to equal the par value of the Common Stock.

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to the Holder upon exercise of the Warrants a number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price to be paid by (y) the Market Price of one share of Common Stock on the Business Day which next precedes the day of exercise of the Warrant. An exercise of a Warrant in accordance with clause (ii) is herein referred to as a “Cashless Exercise,” and the Holder shall specify in the written notice provided pursuant to this Section 1 that it is electing to make a Cashless Exercise. The documentation and consideration, if any, delivered in accordance with subsections (a), (b) and (c) of this paragraph are collectively referred to herein as the “Warrant Exercise Documentation.”

As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall: (a) (i) to the extent that the Company’s transfer agent (the “Transfer Agent”) is participating in The Depositary Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder of the Warrants, credit such aggregate number of shares of Common Stock to which such holder is entitled pursuant to such exercise to such holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (ii) deliver or cause to be delivered, if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the certificates, if certificated, or if not certificated then in book-entry form at the Transfer Agent, representing the number of validly issued, fully paid and non-assessable shares of Common Stock properly specified in the Warrant Exercise Documentation, (b) if applicable, deliver or cause to be delivered cash in lieu of any fraction of a share of Common Stock, as hereinafter provided, and (c) if less than the full number of Warrants evidenced hereby are being exercised, deliver or cause to be delivered a new warrant certificate or certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of delivery of all of the Warrant Exercise Documentation so that, to the extent permitted by applicable law, the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the record holder thereof while the transfer books of the Company for Common Stock are closed for any purpose (but not for any period in excess of five days), but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the Number Issuable of shares of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

Any exercise of the Warrants evidenced hereby may be conditioned upon the occurrence of an event or transaction that is specified in a written notice of exercise provided by or on behalf of the Holder pursuant to this Section 1, provided that such conditional exercise is only permitted with respect to events for which notice was required to be provided to the Holder by or on behalf of the Company pursuant to Section 3 hereof. Such conditional exercise shall be deemed revoked if such event or transaction does not occur on the date, or within the dates, specified in the applicable notice provided by or on behalf of the Company pursuant to Section 3 hereof (if such a notice was provided).The holder may rescind the exercise of the Warrant or Warrants at any time prior to the consummation of such transaction or event.

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The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any shares of Common Stock in any name other than that of the Holder.

In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the Holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

Section 2. Adjustments.

(a) Adjustment of Number Issuable and/or the Exercise Price. The Number Issuable and/or the Exercise Price shall be subject to adjustment from time to time as follows:

(i) In case the Company shall at any time or from time to time after the Issue Date:

(A) pay a dividend or make a distribution on the outstanding shares of Common Stock in Common Stock;

(B) effect a forward split or subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock; or

(C) effect a reverse split or combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then, and in each such case of any of the events described in clauses (A) through (C) above, (I) the Exercise Price shall be adjusted to be equal to the product of (x) the Exercise Price immediately prior to the occurrence of such event and (y) a fraction (1) the numerator of which is the number of shares of Common Stock outstanding as of immediately prior to the occurrence of such event and (2) the denominator of which is the number of shares of Common Stock outstanding immediately after the occurrence of such event, and (ii) the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company to effect such adjustment) so that the shares of Common Stock issuable upon exercise of a Warrant immediately after the occurrence of any such event shall equal the number of shares of Common Stock obtained by multiplying (x) the Number Issuable immediately prior to the occurrence of such event by (y) a fraction (1) the numerator of which is the Exercise

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Price immediately prior to the adjustment in Section 2(a)(i)(I) above and (2) the denominator of which is the Exercise Price immediately after the adjustment in Section 2(a)(i)(I) above. An adjustment made pursuant to this Section 2(a)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such split, subdivision or combination, to the close of business on the date upon which such action becomes effective.

(ii) In case the Company shall at any time or from time to time after the Issue Date distribute to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving entity and the Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or other distributions of shares of Common Stock for which adjustment is made under Section 2(a)(i)) or property or rights, options, securities or warrants to subscribe for or purchase securities of the Company or another issuer (excluding those in respect of which an adjustment in the Number Issuable is made pursuant to Section 2(a)(i) or Section 2(a)(iv)) (each, a “Distribution”), then, and in each such case, (I) the Exercise Price shall be decreased to the Exercise Price determined by multiplying (x) the Exercise Price in effect immediately prior to the Distribution by (y) a fraction, (1) the numerator of which is an amount equal to (A) the Market Price of a share of Common Stock on the second Business Day preceding the first date on which the Common Stock trade regular way without the right to receive such Distribution minus (B) the Fair Market Value of the Distribution (determined as of the date of such Distribution) applicable to one share of Common Stock and (2) the denominator of which is the Market Price of a share of Common Stock on the second Business Day preceding the first date on which the Common Stock trades regular way without the right to receive such Distribution; and (ii) the Number Issuable in effect immediately prior to such Distribution shall be increased (and any other appropriate actions shall be taken by the Company to effect such increase) so that the number of shares of Common Stock issuable upon exercise of a Warrant immediately after such Distribution shall equal the number of shares of Common Stock obtained by dividing (x) the shares of Common Stock issuable upon exercise of a Warrant immediately prior to such Distribution by (y) the fraction described in Section 2(a)(ii)(I)(y) above. Such adjustment shall be made whenever any such Distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of shareholders entitled to receive such Distribution.

(iii) In case the Company shall at any time or from time to time after the Issue Date make any payment or distribution in respect of any tender offer or exchange offer for shares of Common Stock where the Fair Market Value of the consideration per share of Common Stock when paid by the Company exceeds the Market Price of a share of Common Stock acquired in such tender offer or exchange offer as of the Business Day immediately preceding the first public announcement

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of the tender offer or exchange offer (the aggregate excess amount for all Common Stock acquired in such tender offer or exchange offer, the “Excess Tender Amount”), then, and in each such case, (I) the Exercise Price to be in effect after the tender offer or exchange offer expires shall be decreased to the Exercise Price determined by multiplying (x) the Exercise Price in effect immediately prior to the close of business on the expiration date of the tender offer or exchange offer (the “Offer Expiration Date”) by (y) a fraction, (1) the numerator of which is (A) the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of the tender offer or exchange offer, minus (B) the Excess Tender Amount divided by the number of shares of Common Stock outstanding immediately after the expiration of the tender offer or exchange offer (after giving effect to the purchase or exchange of Common Stock), and (2) the denominator of which is the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of the tender offer or exchange offer; and (ii) the Number Issuable shall be increased (and any other appropriate actions shall be taken by the Company to effect such increase) so that the number of shares of Common Stock issuable upon exercise of a Warrant immediately after the occurrence of such exchange offer or tender offer shall equal the number of shares of Common Stock obtained by dividing (x) the number of shares of Common Stock issuable upon exercise of a Warrant immediately prior to the close of business on the Offer Expiration Date by (y) a fraction, the numerator of which shall be the Exercise Price in effect immediately after such adjustment and the denominator of which shall be the Exercise Price in effect immediately before such adjustment. Such adjustment shall be made whenever any such exchange offer or tender offer is consummated.

(iv) In case the Company shall at any time or from time to time after the Issue Date distribute to all holders of Common Stock any rights, options or warrants entitling them to purchase, for a period of not more than sixty (60) days after the first date on which the Common Stock trade regular way without the right to receive such distribution (such date, the “Ex-Dividend Date”), Common Stock for less than the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of such distribution, then, and in each such case, (I) the Exercise Price shall be decreased to the Exercise Price determined by multiplying (x) the Exercise Price in effect immediately prior to the close of business on the Ex-Dividend Date, by (y) a fraction, (1) the numerator of which is (A) the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date plus (B) the number of shares of Common Stock equal to the quotient obtained by dividing the aggregate exercise price payable to exercise all such rights, options or warrants by the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of such distribution, and (2) the denominator of which is (A) the shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date plus (B) the shares of Common Stock issuable pursuant to such rights, options or warrants, and (ii) the Number Issuable shall be increased (and any other appropriate actions shall be taken by the Company to effect such increase) so that the number of shares of Common Stock issuable upon

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exercise of a Warrant immediately after the occurrence of such distribution shall equal the number of shares of Common Stock obtained by dividing (x) the shares of Common Stock issuable upon exercise of a Warrant immediately prior to the close of business on the Ex-Dividend Date by (y) a fraction, the numerator of which shall be the Exercise Price in effect immediately after such adjustment and the denominator of which shall be the Exercise Price in effect immediately before such adjustment. Such adjustment shall be made whenever any such distribution is consummated.

(v) All calculations under this Section 2 shall be made to the nearest one- tenth of a cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything herein to the contrary, no adjustment under this Section 2(a) need be made to the Number Issuable and/or the Exercise Price unless such adjustment would require an increase or decrease of at least 1% of the Number Issuable and/or the Exercise Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Number Issuable and/or the Exercise Price. Any adjustment to the Number Issuable and/or the Exercise Price carried forward and not theretofore made shall be made immediately prior to the exercise of any Warrants pursuant hereto or any adjustment or redemption of any Warrants pursuant to Section 2(b).

(vi) The Company shall deliver to the Holder promptly following the occurrence of any event or the consummation of any transaction which would result in an increase or decrease in the Number Issuable and/or the Exercise Price pursuant to this Section 2 a notice thereof, together with a certificate, signed by the Chief Executive Officer, a Vice-President, by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event or transaction requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable and/or the Exercise Price then in effect following such adjustment.

(vii) Notwithstanding anything to the contrary contained in this Section 2(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this Section 2(a), as the board of directors of the Company in its discretion shall determine to be advisable in order that any stock dividend, split, subdivision or combination of shares, distribution of rights or warrants to purchase shares, stock or securities or distribution of securities convertible into or exchangeable for shares of Common Stock hereafter made the Company to its shareholders shall not be taxable; provided, however, that any such adjustment shall treat all Holders of Warrants with similar protections on an equal basis.

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(b) Reorganization; Reclassification; Consolidation; Merger or Sale of Assets. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company, other than a sale/leaseback, mortgage or other similar financing transaction (any of the foregoing, a “Transaction”), the Company shall not effect any such Transaction, unless, at the Company’s option, the Company, or such successor Person or transferee of the Company, as the case may be, shall make appropriate provision by amendment of the Warrant Agreement or by the successor Person or transferee executing a replacement warrant agreement so that the Holder of each such Warrant then outstanding shall have the right at any time after the consummation of such Transaction, upon exercise or conversion of the Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) to only receive the kind and amount of securities, cash and other property receivable upon such Transaction as would be received by a Holder of the number of shares of Common Stock issuable upon exercise or conversion of the Warrant immediately prior to such Transaction (calculated assuming (i) a Cashless Exercise of all of the Warrants held by such Holder and (ii) such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Transaction). The provisions of this Section 2(b) similarly shall apply to successive Transactions.

Section 3. Notice of Certain Events. In case at any time or from time to time there shall be any Transaction, then the Company shall mail to each Holder at such Holder’s address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating the date on which such Transaction is expected to become effective and the date as of which it is expected that the holders of the shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for shares, stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up. Until such time that the Company publicly discloses the information that is the subject of any notice provided pursuant to this Section 3, the Holder shall keep (and shall cause its agents and Affiliates to keep) such notice and its contents confidential and shall not publicly disclose (and shall cause its agents and Affiliates not to publicly disclose) such notice or its contents to any person (provided that the Holder may disclose such notice and its contents to its agents, Affiliates and advisors for the purpose of seeking financial, legal or other advice reasonably related to such notice and its contents, and the Holder and its agents, Affiliates and advisors may disclose such notice and its contents as may be required by law, regulation or court order).

Section 4. Certain Covenants.

(a) Authorized Shares. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and non-assessable upon issuance and will be free and clear of all liens and will not be subject to any pre-emptive or similar rights. The Company shall at all times reserve and keep available solely for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

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(b) No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock obtainable upon the exercise of this Warrant and (ii) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

Section 5. Registered Holder. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The Holder of this Warrant Certificate, in its capacity as such, shall not be entitled to any rights whatsoever as a shareholder of the Company, except as herein provided.

Section 6. Certain Transfer and Exercise Provisions. Any transfer of the rights represented by this Warrant Certificate shall be effected by (i) only if an original counterpart of this Warrant Certificate is actually physically delivered to the Holder, the surrender of this Warrant Certificate and (ii) delivery of the form of assignment attached hereto as Exhibit A, properly completed and executed by the Holder hereof, at the registered office of the Company. Thereupon, the Company shall issue in the name or names specified by the Holder hereof and, in the event of a partial transfer, in the name of the Holder hereof, a new warrant certificate or certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the then applicable Number Issuable.

Section 7. Denominations. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the registered office of the Company, execute and deliver to the Holder a new warrant certificate or certificates in denominations specified by such Holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

Section 8. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company and the Transfer Agent (in the case of an institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new warrant certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

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Section 9. Governing Law. THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 10. Rights Inure to Registered Holder. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the Holder and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such Holder. Nothing in this Warrant Certificate shall be construed to give the Holder any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

Section 11. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such specified Person.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

“Cashless Exercise” has the meaning given it in Section 1.

“Common Stock” means the shares of common stock of the Company.

“Company” has the meaning given it in the first paragraph hereof.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and the policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Distribution” has the meaning given it in Section 2(a)(ii).

“DTC” has the meaning given it in Section 1.

“Exercise Price” has the meaning given it in the first paragraph hereof.

“Exercise Period” has the meaning given it in Section 1.

“Fair Market Value” means (a) in the case of cash, the amount of such cash, (b) in the case of a security, the Market Price of such security, or (c) in the case of any assets or property, the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction but in all events without application of any minority, illiquidity, transfer or voting restriction, or similar discounts or reductions.

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“Holder” has the meaning given it in the first paragraph hereof.

“Issue Date” means [______], 2021.

“Market Price” of each share of Common Stock or any other securities on any date of determination means the per share volume-weighted average price as displayed on Bloomberg (or any successor service) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such date of determination (or if such volume-weighted average price is unavailable or is not so displayed, the Fair Market Value per share of Common Stock (as determined by reference to the methodology described in clause (c) of such definition) on such date of determination, as determined by the Company in good faith).

“Number Issuable” has the meaning given it in the second paragraph hereof.

“Person” means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Transaction” has the meaning given it in Section 2(b).

“Transfer” means any voluntary or involuntary attempt to, directly or indirectly through the transfer of interests in controlled Affiliates or otherwise, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Warrants, or the consummation of any such transaction, or taking a pledge of, any of the Warrants; provided, however, that a transaction that is a pledge shall not be deemed to be a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer. The term “Transferred” shall have a correlative meaning.

“Transfer Agent” has the meaning given it in Section 1.

“Warrant Agreement” shall mean that certain Warrant Agreement, dated as of [______], 2021, between the Company and Cortland Capital Market Services LLC.

“Warrants” have the meaning given it in the first paragraph hereof.

“Warrant Certificate” has the meaning given it in the first paragraph hereof.

“Warrant Exercise Documentation” has the meaning given it in Section 1.

Section 12. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier services or personal delivery, (a) if to the holder of a Warrant, at such holder’s last known address appearing on the transfer books of the Company; and (b) if to the Company, at its registered office located at the address designated for notices in the Warrant Agreement, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered: one Business Day following the date delivered to a courier with overnight delivery requested if delivered by a recognized commercial overnight courier service guaranteeing next Business Day delivery; and three Business Days after being deposited in the mail, postage prepaid, if mailed.

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IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.

FRANK’S INTERNATIONAL N.V.

By:
Name:
Title:

[Warrant Certificate Signature Page]

Exhibit A to the Class A Warrant Certificate

[Form of Assignment Form]

[To be executed upon assignment of Warrants]

The undersigned hereby assigns and transfers this Warrant Certificate to __________ whose Social Security Number or Tax ID Number is __________ and whose record address is __________, and irrevocably appoints __________ as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

Signature:

Signature Guarantee:

Date:_______________

EXHIBIT B

FORM OF CLASS B WARRANT CERTIFICATE [SEE ATTACHED]

B-1

WARRANT NO.____________

CLASS B WARRANT

TO PURCHASE SHARES OF COMMON STOCK, PAR VALUE €[0.01] PER SHARE,

OF

FRANK’S INTERNATIONAL N.V.

This warrant certificate (the “Warrant Certificate”) certifies that [warrant holder], a [__________ entity], or its registered assigns (the “Holder”), is the owner of [_____________ ] Warrants (the “Warrants”), each of which entitles the Holder to purchase from FRANK’S INTERNATIONAL N.V., a public company organized under the laws of the Netherlands (the “Company”), one fully paid, duly authorized and non-assessable share of Common Stock, par value €[0.01] per share, of the Company (the “Common Stock”), at any time or from time to time on or before 5:00 p.m., New York City time, on February 5, 2023, at an exercise price of $[____]3 per share (subject to adjustment in Section 2, the “Exercise Price”), all on the terms and subject to the conditions hereinafter set forth.

The number of shares of Common Stock issuable upon exercise of each such Warrant (the “Number Issuable”), which is initially one (1) share of Common Stock, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.

Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 11 hereof.

Section 1. Exercise of Warrant. Subject to the last paragraph of this Section 1 hereof, the Warrants evidenced hereby may be exercised, in whole or in part, by the Holder at any time or from time to time on or before 5:00 p.m., New York City time, on February 5, 2023 (the “Exercise Period”), upon delivery to the Company at the registered office of the Company, of: (a) only if an original counterpart of this Warrant Certificate is actually physically delivered to the Holder, this Warrant Certificate or an affidavit of loss (accompanied by any indemnity, medallion guarantee or other undertaking or assurance reasonably requested from the Holder by the Company, its transfer agent or the Warrant Agent) if the Holder does not have possession of this Warrant Certificate at the time of exercise, (b) a written Notice stating that such holder elects to exercise all or a specified number of Warrants evidenced hereby in accordance with the provisions of this Section 1 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued (if certificated) and (c) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants. Such Exercise Price shall be payable (i) by wire transfer or a certified or official bank check payable to the order of the Company or (ii) by electing (without the payment of the Exercise Price in cash) that the Company deduct from the number of shares of Common Stock otherwise to be delivered to the Holder upon exercise of the Warrants a number of shares of Common Stock equal to the

[3]	Exercise Price to equal the par value of the Common Stock.

quotient obtained by dividing (x) the aggregate Exercise Price to be paid by (y) the Market Price of one share of Common Stock on the Business Day which next precedes the day of exercise of the Warrant. An exercise of a Warrant in accordance with clause (ii) is herein referred to as a “Cashless Exercise,” and the Holder shall specify in the written notice provided pursuant to this Section 1 that it is electing to make a Cashless Exercise. The documentation and consideration, if any, delivered in accordance with subsections (a), (b) and (c) of this paragraph are collectively referred to herein as the “Warrant Exercise Documentation.”

As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall: (a) (i) to the extent that the Company’s transfer agent (the “Transfer Agent”) is participating in The Depositary Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder of the Warrants, credit such aggregate number of shares of Common Stock to which such holder is entitled pursuant to such exercise to such holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (ii) deliver or cause to be delivered, if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the certificates, if certificated, or if not certificated then in book-entry form at the Transfer Agent, representing the number of validly issued, fully paid and non-assessable shares of Common Stock properly specified in the Warrant Exercise Documentation, (b) if applicable, deliver or cause to be delivered cash in lieu of any fraction of a share of Common Stock, as hereinafter provided, and (c) if less than the full number of Warrants evidenced hereby are being exercised, deliver or cause to be delivered a new warrant certificate or certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of delivery of all of the Warrant Exercise Documentation so that, to the extent permitted by applicable law, the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the record holder thereof while the transfer books of the Company for Common Stock are closed for any purpose (but not for any period in excess of five days), but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the Number Issuable of shares of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

Any exercise of the Warrants evidenced hereby may be conditioned upon the occurrence of an event or transaction that is specified in a written notice of exercise provided by or on behalf of the Holder pursuant to this Section 1, provided that such conditional exercise is only permitted with respect to events for which notice was required to be provided to the Holder by or on behalf of the Company pursuant to Section 3 hereof. Such conditional exercise shall be deemed revoked if such event or transaction does not occur on the date, or within the dates, specified in the applicable notice provided by or on behalf of the Company pursuant to Section 3 hereof (if such a notice was provided).The holder may rescind the exercise of the Warrant or Warrants at any time prior to the consummation of such transaction or event.

The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any shares of Common Stock in any name other than that of the Holder.

In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the Holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

Section 2. Adjustments.

(a) Adjustment of Number Issuable and/or the Exercise Price. The Number Issuable and/or the Exercise Price shall be subject to adjustment from time to time as follows:

(i) In case the Company shall at any time or from time to time after the Issue Date:

(A) pay a dividend or make a distribution on the outstanding shares of Common Stock in Common Stock;

(B) effect a forward split or subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock; or

(C) effect a reverse split or combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then, and in each such case of any of the events described in clauses (A) through (C) above, (I) the Exercise Price shall be adjusted to be equal to the product of (x) the Exercise Price immediately prior to the occurrence of such event and (y) a fraction (1) the numerator of which is the number of shares of Common Stock outstanding as of immediately prior to the occurrence of such event and (2) the denominator of which is the number of shares of Common Stock outstanding immediately after the occurrence of such event, and (ii) the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company to effect such adjustment) so that the shares of Common Stock issuable upon exercise of a Warrant immediately after the occurrence of any such event shall equal the number of shares of Common Stock obtained by multiplying (x) the Number Issuable immediately prior to the occurrence of such event by (y) a fraction (1) the numerator of which is the Exercise Price immediately prior to the adjustment in Section 2(a)(i)(I) above and (2) the denominator of which is the Exercise Price immediately after the adjustment in

Section 2(a)(i)(I) above. An adjustment made pursuant to this Section 2(a)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such split, subdivision or combination, to the close of business on the date upon which such action becomes effective.

(ii) In case the Company shall at any time or from time to time after the Issue Date distribute to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving entity and the Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or other distributions of shares of Common Stock for which adjustment is made under Section 2(a)(i)) or property or rights, options, securities or warrants to subscribe for or purchase securities of the Company or another issuer (excluding those in respect of which an adjustment in the Number Issuable is made pursuant to Section 2(a)(i) or Section 2(a)(iv)) (each, a “Distribution”), then, and in each such case, (I) the Exercise Price shall be decreased to the Exercise Price determined by multiplying (x) the Exercise Price in effect immediately prior to the Distribution by (y) a fraction, (1) the numerator of which is an amount equal to (A) the Market Price of a share of Common Stock on the second Business Day preceding the first date on which the Common Stock trade regular way without the right to receive such Distribution minus (B) the Fair Market Value of the Distribution (determined as of the date of such Distribution) applicable to one share of Common Stock and (2) the denominator of which is the Market Price of a share of Common Stock on the second Business Day preceding the first date on which the Common Stock trades regular way without the right to receive such Distribution; and (ii) the Number Issuable in effect immediately prior to such Distribution shall be increased (and any other appropriate actions shall be taken by the Company to effect such increase) so that the number of shares of Common Stock issuable upon exercise of a Warrant immediately after such Distribution shall equal the number of shares of Common Stock obtained by dividing (x) the shares of Common Stock issuable upon exercise of a Warrant immediately prior to such Distribution by (y) the fraction described in Section 2(a)(ii)(I)(y) above. Such adjustment shall be made whenever any such Distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of shareholders entitled to receive such Distribution.

(iii) In case the Company shall at any time or from time to time after the Issue Date make any payment or distribution in respect of any tender offer or exchange offer for shares of Common Stock where the Fair Market Value of the consideration per share of Common Stock when paid by the Company exceeds the Market Price of a share of Common Stock acquired in such tender offer or exchange offer as of the Business Day immediately preceding the first public announcement of the tender offer or exchange offer (the aggregate excess amount for all Common Stock acquired in such tender offer or exchange offer, the “Excess Tender

Amount”), then, and in each such case, (I) the Exercise Price to be in effect after the tender offer or exchange offer expires shall be decreased to the Exercise Price determined by multiplying (x) the Exercise Price in effect immediately prior to the close of business on the expiration date of the tender offer or exchange offer (the “Offer Expiration Date”) by (y) a fraction, (1) the numerator of which is (A) the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of the tender offer or exchange offer, minus (B) the Excess Tender Amount divided by the number of shares of Common Stock outstanding immediately after the expiration of the tender offer or exchange offer (after giving effect to the purchase or exchange of Common Stock), and (2) the denominator of which is the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of the tender offer or exchange offer; and (ii) the Number Issuable shall be increased (and any other appropriate actions shall be taken by the Company to effect such increase) so that the number of shares of Common Stock issuable upon exercise of a Warrant immediately after the occurrence of such exchange offer or tender offer shall equal the number of shares of Common Stock obtained by dividing (x) the number of shares of Common Stock issuable upon exercise of a Warrant immediately prior to the close of business on the Offer Expiration Date by (y) a fraction, the numerator of which shall be the Exercise Price in effect immediately after such adjustment and the denominator of which shall be the Exercise Price in effect immediately before such adjustment. Such adjustment shall be made whenever any such exchange offer or tender offer is consummated.

(iv) In case the Company shall at any time or from time to time after the Issue Date distribute to all holders of Common Stock any rights, options or warrants entitling them to purchase, for a period of not more than sixty (60) days after the first date on which the Common Stock trade regular way without the right to receive such distribution (such date, the “Ex-Dividend Date”), Common Stock for less than the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of such distribution, then, and in each such case, (I) the Exercise Price shall be decreased to the Exercise Price determined by multiplying (x) the Exercise Price in effect immediately prior to the close of business on the Ex-Dividend Date, by (y) a fraction, (1) the numerator of which is (A) the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date plus (B) the number of shares of Common Stock equal to the quotient obtained by dividing the aggregate exercise price payable to exercise all such rights, options or warrants by the Market Price of a share of Common Stock on the Business Day immediately preceding the first public announcement of such distribution, and (2) the denominator of which is (A) the shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date plus (B) the shares of Common Stock issuable pursuant to such rights, options or warrants, and (ii) the Number Issuable shall be increased (and any other appropriate actions shall be taken by the Company to effect such increase) so that the number of shares of Common Stock issuable upon exercise of a Warrant immediately after the occurrence of such distribution shall equal the number of shares of Common Stock obtained by dividing (x) the shares of Common Stock issuable upon exercise of a Warrant immediately prior to the close of business on the Ex-Dividend Date by (y) a fraction, the numerator of which shall be the Exercise Price in effect immediately after such adjustment and the denominator of which shall be the Exercise Price in effect immediately before such adjustment. Such adjustment shall be made whenever any such distribution is consummated.

(v) All calculations under this Section 2 shall be made to the nearest one- tenth of a cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything herein to the contrary, no adjustment under this Section 2(a) need be made to the Number Issuable and/or the Exercise Price unless such adjustment would require an increase or decrease of at least 1% of the Number Issuable and/or the Exercise Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Number Issuable and/or the Exercise Price. Any adjustment to the Number Issuable and/or the Exercise Price carried forward and not theretofore made shall be made immediately prior to the exercise of any Warrants pursuant hereto or any adjustment or redemption of any Warrants pursuant to Section 2(b).

(vi) The Company shall deliver to the Holder promptly following the occurrence of any event or the consummation of any transaction which would result in an increase or decrease in the Number Issuable and/or the Exercise Price pursuant to this Section 2 a notice thereof, together with a certificate, signed by the Chief Executive Officer, a Vice-President, by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event or transaction requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable and/or the Exercise Price then in effect following such adjustment.

(vii) Notwithstanding anything to the contrary contained in this Section 2(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this Section 2(a), as the board of directors of the Company in its discretion shall determine to be advisable in order that any stock dividend, split, subdivision or combination of shares, distribution of rights or warrants to purchase shares, stock or securities or distribution of securities convertible into or exchangeable for shares of Common Stock hereafter made the Company to its shareholders shall not be taxable; provided, however, that any such adjustment shall treat all Holders of Warrants with similar protections on an equal basis.

(b) Reorganization; Reclassification; Consolidation; Merger or Sale of Assets. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company, other than a sale/leaseback, mortgage or other similar financing transaction (any of the foregoing, a “Transaction”), the Company shall not effect any such Transaction, unless, at the Company’s option, the Company, or such successor Person or transferee of the Company, as the case may be, shall make appropriate provision by amendment of the Warrant Agreement or by the successor Person or transferee executing a replacement warrant agreement so that the Holder of each such Warrant then outstanding shall have the right at any time after the consummation of such Transaction, upon exercise or conversion of the Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) to only receive the kind and amount of securities, cash and other property receivable upon such Transaction as would be received by a Holder of the number of shares of Common Stock issuable upon exercise or conversion of the Warrant immediately prior to such Transaction (calculated assuming (i) a Cashless Exercise of all of the Warrants held by such Holder and (ii) such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Transaction). The provisions of this Section 2(b) similarly shall apply to successive Transactions.

Section 3. Notice of Certain Events. In case at any time or from time to time there shall be any Transaction, then the Company shall mail to each Holder at such Holder’s address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating the date on which such Transaction is expected to become effective and the date as of which it is expected that the holders of the shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for shares, stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up. Until such time that the Company publicly discloses the information that is the subject of any notice provided pursuant to this Section 3, the Holder shall keep (and shall cause its agents and Affiliates to keep) such notice and its contents confidential and shall not publicly disclose (and shall cause its agents and Affiliates not to publicly disclose) such notice or its contents to any person (provided that the Holder may disclose such notice and its contents to its agents, Affiliates and advisors for the purpose of seeking financial, legal or other advice reasonably related to such notice and its contents, and the Holder and its agents, Affiliates and advisors may disclose such notice and its contents as may be required by law, regulation or court order).

Section 4. Certain Covenants.

(a) Authorized Shares. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and non-assessable upon issuance and will be free and clear of all liens and will not be subject to any pre-emptive or similar rights. The Company shall at all times reserve and keep available solely for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

(b) No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock obtainable upon the exercise of this Warrant and (ii) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

Section 5. Registered Holder. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The Holder of this Warrant Certificate, in its capacity as such, shall not be entitled to any rights whatsoever as a shareholder of the Company, except as herein provided.

Section 6. Certain Transfer and Exercise Provisions. Any transfer of the rights represented by this Warrant Certificate shall be effected by (i) only if an original counterpart of this Warrant Certificate is actually physically delivered to the Holder, the surrender of this Warrant Certificate and (ii) delivery of the form of assignment attached hereto as Exhibit A, properly completed and executed by the Holder hereof, at the registered office of the Company. Thereupon, the Company shall issue in the name or names specified by the Holder hereof and, in the event of a partial transfer, in the name of the Holder hereof, a new warrant certificate or certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the then applicable Number Issuable.

Section 7. Denominations. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the registered office of the Company, execute and deliver to the Holder a new warrant certificate or certificates in denominations specified by such Holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

Section 8. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company and the Transfer Agent (in the case of an institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new warrant certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

Section 9. Governing Law. THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 10. Rights Inure to Registered Holder. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the Holder and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such Holder. Nothing in this Warrant Certificate shall be construed to give the Holder any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

Section 11. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such specified Person.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

“Cashless Exercise” has the meaning given it in Section 1.

“Common Stock” means the shares of common stock of the Company.

“Company” has the meaning given it in the first paragraph hereof.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and the policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Distribution” has the meaning given it in Section 2(a)(ii).

“DTC” has the meaning given it in Section 1.

“Exercise Price” has the meaning given it in the first paragraph hereof.

“Exercise Period” has the meaning given it in Section 1.

“Fair Market Value” means (a) in the case of cash, the amount of such cash, (b) in the case of a security, the Market Price of such security, or (c) in the case of any assets or property, the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction but in all events without application of any minority, illiquidity, transfer or voting restriction, or similar discounts or reductions.

“Holder” has the meaning given it in the first paragraph hereof.

“Issue Date” means [_______], 2021.

“Market Price” of each share of Common Stock or any other securities on any date of determination means the per share volume-weighted average price as displayed on Bloomberg (or any successor service) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such date of determination (or if such volume-weighted average price is unavailable or is not so displayed, the Fair Market Value per share of Common Stock (as determined by reference to the methodology described in clause (c) of such definition) on such date of determination, as determined by the Company in good faith).

“Number Issuable” has the meaning given it in the second paragraph hereof.

“Person” means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Transaction” has the meaning given it in Section 2(b).

“Transfer” means any voluntary or involuntary attempt to, directly or indirectly through the transfer of interests in controlled Affiliates or otherwise, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Warrants, or the consummation of any such transaction, or taking a pledge of, any of the Warrants; provided, however, that a transaction that is a pledge shall not be deemed to be a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer. The term “Transferred” shall have a correlative meaning.

“Transfer Agent” has the meaning given it in Section 1.

“Warrant Agreement” shall mean that certain Warrant Agreement, dated as of [_______], 2021, between the Company and Cortland Capital Market Services LLC.

“Warrants” have the meaning given it in the first paragraph hereof.

“Warrant Certificate” has the meaning given it in the first paragraph hereof.

“Warrant Exercise Documentation” has the meaning given it in Section 1.

Section 12. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first- class mail, return receipt requested, courier services or personal delivery, (a) if to the holder of a Warrant, at such holder’s last known address appearing on the transfer books of the Company; and (b) if to the Company, at its registered office located at the address designated for notices in the Warrant Agreement, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered: one Business Day following the date delivered to a courier with overnight delivery requested if delivered by a recognized commercial overnight courier service guaranteeing next Business Day delivery; and three Business Days after being deposited in the mail, postage prepaid, if mailed.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.

FRANK’S INTERNATIONAL N.V.

By:
Name:
Title:

[Warrant Certificate Signature Page]

Exhibit A to the Class A Warrant Certificate

[Form of Assignment Form]

[To be executed upon assignment of Warrants]

The undersigned hereby assigns and transfers this Warrant Certificate to __________ whose Social Security Number or Tax ID Number is __________ and whose record address is __________, and irrevocably appoints __________ as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

Signature:

Signature Guarantee:

Date:_______________